Exhibit 10.1
                                                                    ------------

            SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                        N-VIRO INTERNATIONAL CORPORATION


I, James K. McHugh, Chief Financial Officer, Secretary and Treasurer, of N-Viro International Corporation, a Delaware corporation (the "Corporation"), do hereby certify that, in accordance with the General Corporation Law of the State of Delaware (the "DGCL"), Title 8, Sections 103, 242 and 245 of the DGCL, the Corporation's Certificate of Incorporation, which was originally filed on April 29, 1993, is hereby amended and restated in its entirety to read as follows:


                                  ARTICLE ONE
        The name of the Corporation is N-Viro International Corporation.


                                  ARTICLE TWO
     The address of the Corporation's registered office in the State of placeStateDelaware is placePlaceNameCorporation PlaceNameTrust PlaceTypeCenter, addressStreet1209 Orange Street, City of placeCityWilmington, placeCityCounty of New Castle PostalCode19801. The name of its registered agent at such address is The Corporation Trust Company.


                                 ARTICLE THREE
     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.


                                  ARTICLE FOUR
     The total number of all classes of stock which the Corporation shall have authority to issue is seventeen million (17,000,000) shares, of which two million (2,000,000) shares, designated as Preferred Stock, shall have a par value of One Cent ($.01) per share (the "Preferred Stock"), and fifteen million (15,000,000) shares, designated as Common Stock, shall have a par value of One Cent ($.01) per share (the "Common Stock").

     A statement of the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of each class of stock of the Corporation is as follows:

PREFERRED  STOCK
----------------

     The Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more classes or series. The designations, powers, preferences and relative, optional, conversion and other special rights, and the qualifications, limitations and restrictions thereof, of Preferred Stock of each class or series shall be such as are stated and expressed herein and, to the extent not stated and expressed herein, shall be such as may be fixed by the Board of Directors (authority so to do being hereby expressly granted) and stated and expressed in a resolution or resolutions adopted by the Board of Directors providing for the issue of Preferred Stock of such class or series. Such resolution or resolutions shall (a) specify the class or series to which such Preferred Stock shall belong, (b) fix the dividend rate therefor, (c) fix the amount which the holders of Preferred Stock of such class or series shall be entitled to be paid in the event of a voluntary liquidation, dissolution or winding up of the Corporation, (d) state whether or note Preferred Stock of such class or series shall be redeemable and at what times and under what conditions and the amount or amounts payable thereon in the event of redemption, (e) fix the voting powers of the holders of Preferred Stock of such class or series, whether full or limited, or without voting powers, but in no event shall the holders of Preferred Stock of such class or series be entitled to more than one vote for each share held at all meetings of the stockholders of the Corporation; and may, in a manner not inconsistent with the provisions of this ARTICLE FOUR,
(i) limit the number of shares of such class or series which may be issued, (ii) provide for a sinking or purchase fund for the redemption or purchase of shares of such class or series and the terms and provisions governing the operation of any such fund and the status as to reissuance of shares of Preferred Stock purchased or otherwise reacquired or redeemed or retired through the operation thereof, (iii) impose conditions or restrictions upon the creation of indebtedness of the Corporation or upon the issue of additional Preferred Stock or other capital stock ranking equally therewith or prior thereto as to dividends or distribution of assets on liquidation, and (iv) grant such other special rights to the holders of Preferred Stock of such class or series as the Board of Directors may determine and which are not inconsistent with the provisions of this ARTICLE FOUR. The term "fix for such class or series" and similar terms shall mean stated and expressed in a resolution or resolutions adopted by the Board of Directors providing for the issue of Preferred Stock of the class or series referred to therein. No further action or vote of the stockholders shall be required for any action taken by the Board of Directors pursuant to this ARTICLE FOUR.
COMMON  STOCK
------  -----

     1.     Dividends.
            ---------

     Subject to the preferred rights of the holders of shares of any class or series of Preferred Stock as provided by the Board of Directors with respect to any such class or series of Preferred Stock, the holders of the Common Stock shall be entitled to receive, as and when declared by the Board of Directors out of the funds of the Corporation legally available therefor, such dividends (payable in cash, stock or otherwise) as the Board of Directors may from time to time determine, payable to stockholders of record on such dates, not exceeding sixty (60) days preceding the dividend payment dates, as shall be fixed for such purpose by the Board of Directors in advance of payment of each particular dividend.

     2.     Liquidation.
            -----------

     In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after the distribution or payment to the holders of shares of any class or series of Preferred Stock as provided by the Board of Directors with respect to any such class or series of Preferred Stock, the remaining assets of the Corporation available for distribution to stockholders shall be distributed among and paid to the holders of Common Stock ratably in proportion to the number of shares of Common Stock held by them respectively.

     3.     Voting  Rights.
            --------------

     Except as otherwise required by law or as provided by the Board of Directors with respect to any class or series of Preferred Stock, the entire voting power and all voting rights shall be vested exclusively in the Common Stock. Each holder of shares of Common Stock shall be entitled to one vote for each share standing in his name on the books of the Corporation.


                                  ARTICLE FIVE
     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter and repeal the By-laws of the Corporation. Notwithstanding any provision of this Second Amended and Restated Certificate of Incorporation to the contrary, any amendment or repeal of this Article Five shall require approval by a majority vote of the full Board of Directors of the Corporation and the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the votes which all stockholders of the then outstanding shares of capital stock of the Corporation would be entitled to vote thereon, voting together as a single class.


                                  ARTICLE SIX
     The Corporation reserves the right to amend, alter, change or repeal any provision in this Amended and Restated Certificate of Incorporation, in the manner now or- hereafter prescribed by statute.


                                 ARTICLE SEVEN
     No Director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law (the "DGCL") or (iv) for any transaction from which the Director derived an improper personal benefit.


                                 ARTICLE EIGHT
     The Corporation shall, to the fullest extent permitted by Section 145 of the DGCL, as the same may be amended and supplemented, indemnify each Director and officer of the Corporation from and against any and all of the expenses, liabilities or other matters referred to in or covered by said Section and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders, vote of disinterested Directors or otherwise, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such persons and the Corporation may purchase and maintain insurance on behalf of any Director or officer to the extent permitted by Section 145 of the DGCL.


                                  ARTICLE NINE
     Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on the Corporation.

                                  ARTICLE TEN
[REPEALED]



I, James K. McHugh, being the Chief Financial Officer, Secretary and Treasurer of the Corporation, do hereby declare and certify that the foregoing Amended and Restated Amended and Restated Certificate of Incorporation was duly adopted in accordance with DGCL Sections 103, 242 and 245, at the Annual Meeting of Stockholders of the Corporation held on June 17, 2008, and I further state that the execution of the Amended and Restated Amended and Restated Certificate of Incorporation is my own act and deed and that the facts herein stated are true, and accordingly I have hereunto set my hand this 14th day of August, 2008.
                                                       ----        ------  ----

                                                         By:/s/  James K. McHugh
                                                            --------------------
                             James K. McHugh, Chief Financial Officer, Secretary
                                                                   and Treasurer

ATTESTED BY:

STATE OF OHIO     )
     ) SS
COUNTY OF LUCAS     )

The foregoing Amended and Restated Amended and Restated Certificate of Incorporation of N-Viro International Corporation was acknowledged before me this 14th day of August, 2008 by James K. McHugh, Chief Financial Officer,
     ----        ------------
Secretary and Treasurer, on behalf of N-Viro International Corporation, a Delaware corporation.

                                                           /s/  Robert W. Bohmer
                                                           ---------------------
                                                                 Attorney At Law
                                                    Notary Public, State of Ohio
                                                 My Commission Has No Expiration
                                                             Section 147.03 R.C.

                                                                          [SEAL]